UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 30, 2026

(Date of earliest event reported)

CONSOLIDATED WATER CO. LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands, B.W.I.	0-25248	98-0619652
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

Regatta Office Park

Windward Three, 4th Floor

West Bay Road, P.O. Box 1114

Grand Cayman, KY1-1102

Cayman Islands

(Address of Principal Executive Offices)

(345) 945-4277

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.60 par value	CWCO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

As previously disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 5, 2026 (the “Prior Form 8-K”), at the Annual General Meeting of Shareholders (the “Annual General Meeting”) of Consolidated Water Co. Ltd. (the “Company”) held on June 1, 2026, the Company’s shareholders approved (i) an amendment to the Company’s Amended and Restated Memorandum of Association to increase the Company’s authorized share capital from CI$12.5 million divided into 24,800,000 Ordinary Shares of par value CI$0.50 each and 200,000 Redeemable Preference Shares of par value CI$0.50 each to CI$25 million divided into 49,800,000 Ordinary Shares of par value CI$0.50 each and 200,000 Redeemable Preference Shares of par value CI$0.50 each, (ii) amendments to the Company’s Amended and Restated Articles of Association relating to the Company’s authority to purchase its own shares, the treatment of shares so purchased (including the ability to hold repurchased shares as treasury shares), and the addition of related definitions, and (iii) the adoption of the Company’s Amended and Restated Memorandum of Association and Amended and Restated Articles of Association incorporating the foregoing amendments (collectively, the “Amendments”).

On June 30, 2026, the Company filed the Amended and Restated Memorandum of Association and the Amended and Restated Articles of Association with the Registrar of Companies of the Cayman Islands, and the Amendments became effective upon such filing.

The foregoing description of the Amendments is qualified in its entirety by reference to the full text of the Amended and Restated Memorandum of Association and the Amended and Restated Articles of Association, which were filed as Exhibit 3.1 and Exhibit 3.2, respectively, to the Prior Form 8-K, and are incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Title
3.1	Amended and Restated Memorandum of Association of Consolidated Water Co. Ltd. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on June 5, 2026).
3.2	Amended and Restated Articles of Association of Consolidated Water Co. Ltd. (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on June 5, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED WATER CO. LTD.

	By:	/s/ David W. Sasnett
	Name:	David W. Sasnett
	Title:	Executive Vice President & Chief Financial Officer

Date: July 6, 2026

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